For Additional Information,
                                   Contact David E. Keul
                                   (704) 788-0482
FOR IMMEDIATE RELEASE
Concord, NC
January 26, 1998

                  FIRST CHARTER CORPORATION
       ANNOUNCES RECORD ANNUAL AND FOURTH QUARTER EARNINGS

First Charter Corporation (NASDAQ National Market: FCTR) reported today record 1997 earnings totaling $10,959,146, or $1.19 basic income per share, before nonrecurring pretax charges of $3,355,680 associated with completing the acquisition of Carolina State Bank. Excluding the nonrecurring charges, 1997 earnings per share increased 8.8% compared to 1996. First Charter's 1997, results excluding the nonrecurring charges, produced a return on average assets of 1.57% and a return on average equity of 14.40%, compared to prior year ratios of 1.55% and 14.77%, respectively.

For the fourth quarter of 1997, First Charter earned a record
$2,841,100, excluding the nonrecurring charges, compared to $2,567,219 in 1996, an increase of 10.7%. Excluding the nonrecurring charges, basic income per share was $0.30 compared to $0.28 in 1996.

Including nonrecurring charges, First Charter earned $8,400,902, or $0.91 basic income per share, for the year ended 1997, compared to $10,068,973, or $1.10 basic income per share, in 1996. The 1997 results also reflect a $1.4 million provision for loan losses recorded by Carolina State Bank in 1997, compared to $619,757 for 1996, in recognition of increased 1997 charge-offs and portfolio growth. For the fourth quarter of 1997, net income totaled $282,856, or $0.03 per share, compared to $2,567,219, or $0.28 per share, in the fourth quarter of 1996.

Total assets at December 31, 1997 were $760 million, up 11.8% from December 31, 1996. Gross loans increased 15% to $524 million and total deposits increased 9% to $621 million from December 31, 1996. Total shareholders' equity was $78 million at December 31, 1997, which represents a book value per share of $8.39 and an equity-to-assets ratio of 10.23%. At year-end 1997, First Charter had 9,268,573 shares outstanding. The closing price of First Charter Corporation Common Stock at December 31, 1997 was $26.00 per share, resulting in a market capitalization for the Corporation of $241 million.

The common stock of First Charter Corporation is traded on the NASDAQ National Market under the symbol "FCTR". For information, contact: Dean Witter Reynolds, Inc. (Larry Biggers, 1-800-786-0006), Interstate/Johnson Lane Corporation (Connie Bailey, 1-800-929-0747), J.C. Bradford Co. (Carl Cline, (1-800-222-1082), Legg
Mason Wood Walker Incorporated (A. Paul Newton, 1-800-628-5770), and Wheat, First Securities, Inc. (Robert Phillips, 1-800-289-2671).






FIRST CHARTER CORPORATION AND SUBSIDIARIES


CONSOLIDATED BALANCE SHEETS

                                      DECEMBER 31,   DECEMBER 31,
(Dollars in thousands)                    1997           1996
                                      ------------   ------------
ASSETS:
Cash and due from banks.............   $   32,830     $   34,517
Federal funds sold..................         -             4,510
Interest bearing bank deposits......        7,975         10,855
Securities available for sale.......      177,234        143,664
Investment securities...............         -            13,940
Loans, net..........................      515,799        449,989
Other assets........................       26,356         22,782
                                       ----------     ----------
     Total assets...................   $  760,194     $  680,257
                                       ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Total deposits......................   $  621,354     $  569,856
Other borrowings....................       53,279         32,895
Other liabilities...................        7,756          5,785
                                       ----------     ----------
     Total liabilities..............      682,389        608,536
     Total shareholders' equity.....       77,805         71,721
                                       ----------     ----------
     Total liabilities and
       shareholders' equity.........   $  760,194     $  680,257
                                       ==========     ==========


CONSOLIDATED STATEMENTS OF INCOME

                                         FOR THE THREE MONTHS
                                                 ENDED
                                      ---------------------------
(Dollars in thousands,                  DEC. 31        DEC. 31
 except per share data)                   1997           1996
                                      ------------   ------------

Total interest income...............   $  14,701      $  13,072
Total interest expense..............       6,458          5,808
                                       ---------      ---------
  Net interest income...............       8,243          7,264
Provision for loan losses...........         890            323
                                       ---------      ---------
  Net interest income after
    provision for loan losses.......       7,353          6,941
Total noninterest income............       2,863          1,936
Total noninterest expense...........       9,524          5,181
                                       ---------      ---------
  Income before income taxes........         692          3,696
Income taxes........................         409          1,128
                                       ---------      ---------
  Net income........................   $     283      $   2,568
                                       =========      =========
Basic income per share data:
  Net income........................   $    0.03      $    0.28
                                       =========      =========
  Average common equivalent shares..   9,395,844      9,208,433
Diluted income per share:
  Net income........................   $    0.03      $    0.28
                                       =========      =========
  Average common equivalent shares..   9,539,612      9,260,481
Cash dividends declared.............   $    0.14      $   0.125
                                       =========      =========
Book value..........................   $    8.39      $    7.80
                                       =========      =========


CONSOLIDATED STATEMENTS OF INCOME
                                         FOR THE TWELVE MONTHS
                                                 ENDED
                                      ---------------------------
(Dollars in thousands,                  DEC. 31        DEC. 31
 except per share data)                   1997           1996
                                      ------------   ------------

Total interest income...............   $  55,954      $  50,907
Total interest expense..............      24,751         22,797
                                       ---------      ---------
  Net interest income...............      31,203         28,110
Provision for loan losses...........       2,702          1,540
                                       ---------      ---------
  Net interest income after
    provision for loan losses.......      28,501         26,570
Total noninterest income............       9,452          7,271
Total noninterest expense...........      25,642         19,354
                                       ---------      ---------
  Income before income taxes........      12,311         14,487
Income taxes........................       3,910          4,418
                                       ---------      ---------
  Net income........................   $   8,401      $  10,069
                                       =========      =========
Basic income per share data:
  Net income........................   $    0.91      $    1.10
                                       =========      =========
  Average common equivalent shares..   9,236,786      9,183,738
Diluted income per share:
  Net income........................   $    0.90      $    1.09
                                       =========      =========
  Average common equivalent shares..   9,338,547      9,234,946
Cash dividends declared.............   $    0.53      $    0.50
                                       =========      =========
Book value..........................   $    8.39      $    7.80
                                       =========      =========

ALL PER SHARE DATA HAS BEEN RETROACTIVELY ADJUSTED TO REFLECT A
6-FOR-5 STOCK SPLIT DECLARED IN THE SECOND QUARTER OF 1997.


SELECTED AVERAGE BALANCES

                                         FOR THE THREE MONTHS
                                                 ENDED
                                      ---------------------------
                                      DECEMBER 31,   DECEMBER 31,
(Dollars in thousands)                    1997           1996
                                      ------------   ------------

Interest earning assets.............   $ 689,702      $ 621,578
Interest bearing liabilities........     564,093        501,471
Average assets......................     732,171        665,692
Average equity......................      79,060         70,443

                                         FOR THE TWELVE MONTHS
                                                 ENDED
                                      ---------------------------
                                      DECEMBER 31,   DECEMBER 31,
(Dollars in thousands)                    1997           1996
                                      ------------   ------------

Interest earning assets.............   $ 658,831      $ 606,841
Interest bearing liabilities........     538,155        494,669
Average assets......................     698,204        648,268
Average equity......................      76,103         68,165


ALLOWANCE FOR LOAN LOSSES

                                      DECEMBER 31,   DECEMBER 31,
(Dollars in thousands)                    1997           1996
                                      ------------   ------------
Beginning balance (January 1).......   $   6,528      $   6,056
Add:
  Provision charged to operations...       2,703          1,540
                                       ---------      ---------
                                           9,231          7,596
                                       ---------      ---------
Less:
  Loan charge-offs..................       1,626          1,466
  Less loan recoveries..............         399            398
                                       ---------      ---------
    Net loan charge-offs............       1,227          1,068
                                       ---------      ---------
Ending balance......................   $   8,004      $   6,528
                                       =========      =========



ASSET QUALITY RATIOS

                                      DECEMBER 31,   DECEMBER 31,
                                          1997           1996
                                      ------------   ------------
Nonaccruals to gross loans,
excluding loans held for sale.......      0.40%          0.36%

Net charge-offs to average loans....      0.25%          0.24%

Allowance for loan losses to
gross loans, excluding loans
held for sale......................       1.53%          1.43%


SIGNIFICANT OPERATING RATIOS

                                      DECEMBER 31,   DECEMBER 31,
                                          1997           1996
                                      ------------   ------------

Gross loans to total deposits.......      84.34%         80.14%

Return on average assets............       1.20%          1.55%

Return on average equity............      11.04%         14.77%